UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

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Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York , NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

 _______________________________________________________________________________

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2025, Safehold Inc. (the “Company”) appointed Christopher Uhlick, as Chief Accounting Officer of the Company effective July 7, 2025 (the “Effective Date”), succeeding Brett Asnas as principal accounting officer of the Company. As of the Effective Date, Brett Asnas will continue to serve as the Company’s Chief Financial Officer and principal financial officer.

Mr. Uhlick, 37, previously served as Senior Vice President, Accounting Policy & Financial Reporting of SL Green Realty Corp. since 2021. He also served as Senior Manager of Financial Reporting of W.P. Carey, Inc. from 2017 to 2021. Mr. Uhlick began his career at Ernst & Young in 2011 and remained there until 2017. Mr. Uhlick is a Certified Public Accountant in the state of New York and holds a B.B.A and M.B.A from Pace University.

Mr. Uhlick has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company, and there is no arrangement or understanding between Mr. Uhlick and any other person pursuant to which Mr. Uhlick was selected as an officer. Mr. Uhlick is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Uhlick will receive an annual base salary of $270,000 and he will be eligible for an annual bonus under the Company’s incentive compensation program. In addition, on the Effective Date, Mr. Uhlick will be granted a one-time award of $125,000 of restricted stock units under the Company’s Amended and Restated 2009 Long-Term Incentive Plan, which will cliff vest on March 31, 2028.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

Date:	June 10, 2025	By:	/s/ BRETT ASNAS
Brett Asnas
Chief Financial Officer